UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 8, 2022 (March 7, 2022)

Synchronoss Technologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40574	06-1594540
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Crossing Boulevard, 3rd Floor
Bridgewater, New Jersey	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 par value	SNCR	The Nasdaq Stock Market, LLC
8.375% Senior Notes due 2026	SNCRL	The Nasdaq Stock Market, LLC

Item 1.01. Entry into a Material Definitive Agreement

On March 7, 2022, Synchronoss Technologies, Inc. (“Synchronoss” or the “Company”) and iQmetrix Global Ltd. (“iQmetrix ”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) pursuant to which Synchronoss has agreed to sell its Digital Experience Platform and activation solutions (the “DXP Business”) to iQmetrix (the “Transaction”) for up to a total purchase price of $14,000,000, and iQmetrix has agreed to assume liabilities of the DXP Business. The purchase price is payable as follows: (i) $10,500,000 on the closing date of the Transaction (the “Closing Date”), (ii) $500,000 deposited into an escrow account on the Closing Date, (iii) $1,000,000 paid twelve (12) months from the Closing Date, and (iv) $2,000,000 that may be payable as an earn-out, consisting of up to $1,000,000 payable after one (1) year from the Closing Date and up to $1,000,000 payable after two (2) years from the Closing Date, in each case if specified revenue targets are satisfied.

The Purchase Agreement contains customary representations and warranties, covenants and indemnification provisions. The completion of the Transaction is subject to iQmetrix obtaining sufficient financing to pay the purchase price and the satisfaction or waiver of customary closing conditions. At the closing of the Transaction, iQmetrix will license the DXP software back to Synchronoss for internal use.

On March 8, 2022, Synchronoss issued a press release relating to the Transaction. The full text of this press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The description of the Purchase Agreement in this Form 8-K does not purport to be complete and is qualified in its entirety by the terms and conditions of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 and is incorporated by reference. The Purchase Agreement contains representations and warranties by Synchronoss, on the one hand, and by iQmetrix, on the other hand, made solely for the benefit of the other. These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by Synchronoss and iQmetrix in connection with negotiating the terms of the Purchase Agreement, may have been included in the Purchase Agreement for the purpose of allocating risk between iQmetrix and the Synchronoss rather than to establish matters as facts and should only be read in conjunction with the other information that Synchronoss makes publicly available in reports, statements or other documents filed with the Securities and Exchange Commission (“SEC”).

Item 2.02. Results of Operations and Financial Condition.

On March 8, 2022, Synchronoss Technologies, Inc. (the “Company”) issued a press release (the “Press Release”) relating to its results of operations and financial condition for the quarter and year ended December 31, 2021. The full text of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Various statements to be made during the conference call concerning Synchronoss and its future expectations, plans and prospects that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “believes,” “potential” or “continue” or other similar expressions are intended to identify forward-looking statements. Synchronoss has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of the conference call and are subject to a number of risks, uncertainties and assumptions including, without limitation, risks relating to the Company’s ability to sustain or increase revenue from its larger customers and generate revenue from new customers, the Company’s expectations regarding expenses and revenue, the sufficiency of the Company’s cash resources, the impact of legal proceedings involving the Company, including the investigations by the Securities and Exchange Commission and the Department of Justice described in the Company’s most recent SEC filings, and other risks and factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2021, which are on file with the SEC and available on the SEC’s website at www.sec.gov. Additional factors may be described in those sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, expected to be filed with the SEC in the first quarter of 2022. The Company does not undertake any obligation to update any forward-looking statements made during the conference call as a result of new information, future events or otherwise.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2022, the Board of Directors (the “Board”) of the Company accepted the resignation of William Cadogan as a member of the Board. Mr. Cadogan resigned in order to devote his full time and efforts to other commitments. Mr. Cadogan did not advise the Company of any disagreement with the Company on any matter relating to its operations, policies or practices.

Item 9.01.    Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description
2.1	Asset Purchase Agreement, dated as of March 7, 2022, by and between Synchronoss Technologies, Inc. and iQmetrix Global Ltd.*
99.1	Press Release of Synchronoss Technologies, Inc. announcing Fourth Quarter and Full Year 2021 Results, dated March 8, 2022.
99.2	Press Release of Synchronoss Technologies, Inc. divesting DXP and Activation Solutions, dated March 8, 2022.
________________________
* The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2022

Synchronoss Technologies, Inc.
/s/ Taylor Greenwald
Name:	Taylor Greenwald
Title:	Chief Financial Officer